Exhibit 99.2


                                     ConocoPhillips
                                    Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
                                                                          Millions of Dollars
                                                                           Three Months Ended
                                                                                 March 31
                                                                             2004          2003
Revenues
   Sales and other operating revenues*                                    $29,800        26,940
   Equity in earnings of affiliates                                           269            49
   Other income                                                               148            79
                                                                        ----------   -----------
                                                                           30,217        27,068
                                                                        ----------   -----------
Costs and expenses
   Purchased crude oil and products                                        19,685        17,672
   Production and operating expenses                                        1,719         1,670
   Selling, general and administrative
    expenses                                                                  464           447
   Exploration expenses                                                       143           116
   Depreciation, depletion and amortization                                   918           859
   Property impairments                                                        31            28
   Taxes other than income taxes*                                           4,114         3,422
   Accretion on discounted liabilities                                         36            33
   Interest and debt expense                                                  145           239
   Foreign currency transaction losses
    (gains)                                                                   (16)            6
   Minority interests                                                          14             7
                                                                        ----------   -----------
                                                                           27,253        24,499
                                                                        ----------   -----------
   Income from continuing operations before income
    taxes                                                                   2,964         2,569
   Provision for income taxes                                               1,361         1,306
                                                                        ----------   -----------
   Income from continuing operations                                        1,603         1,263
   Income from discontinued operations                                         13            53
                                                                        ----------   -----------
   Income before cumulative effect of changes in
    accounting principles                                                   1,616         1,316
   Cumulative effect of changes in accounting
    principles                                                                  -           (95)
                                                                        ----------   -----------
Net income                                                                 $1,616         1,221
                                                                        ==========   ===========

Income per share of common stock
   Basic
     Continuing operations                                                  $2.34          1.86
     Discontinued operations                                                 0.02          0.08
     Before cumulative effect of changes in accounting
      principles                                                             2.36          1.94
     Cumulative effect of changes in accounting
      principles                                                                -         (0.14)
     Net income                                                             $2.36          1.80
   Diluted
     Continuing operations                                                  $2.31          1.85
     Discontinued operations                                                 0.02          0.08
     Before cumulative effect of changes in accounting
      principles                                                             2.33          1.93
     Cumulative effect of changes in accounting
      principles                                                                -         (0.14)
     Net income                                                             $2.33          1.79

Average common shares outstanding (in thousands)
   Basic                                                                  685,541       679,538
   Diluted                                                                694,498       682,744

  *Includes excise taxes on petroleum products sales                        3,822         3,148


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


                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA
                                                                             Millions of Dollars
                                                                              Three Months Ended
                                                                                    March 31
                                                                                 2004        2003
INCOME/(LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                                                              $635         678
      International                                                               622         447
                                                                            ----------  ----------
        Total E&P                                                               1,257       1,125
                                                                            ----------  ----------
   Midstream                                                                       55          31
                                                                            ----------  ----------
   R&M
      United States                                                               403         275
      International                                                                61         114
                                                                            ----------  ----------
        Total R&M                                                                 464         389
                                                                            ----------  ----------
   Chemicals                                                                       39         (23)
   Emerging Businesses                                                            (22)        (34)
   Corporate and other                                                           (190)       (225)
                                                                            ----------  ----------
   Consolidated                                                                $1,603       1,263
                                                                            ==========  ==========

CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES
   E&P
      United States                                                                $-         142
      International                                                                 -           -
                                                                            ----------  ----------
        Total E&P                                                                   -         142
                                                                            ----------  ----------
   Midstream                                                                        -           -
                                                                            ----------  ----------
   R&M
      United States                                                                 -        (125)
      International                                                                 -           -
                                                                            ----------  ----------
        Total R&M                                                                   -        (125)
                                                                            ----------  ----------
   Chemicals                                                                        -           -
   Emerging Businesses                                                              -           -
   Corporate and other                                                              -        (112)
                                                                            ----------  ----------
   Consolidated                                                                    $-         (95)
                                                                            ==========  ==========

INCOME FROM DISCONTINUED OPERATIONS
   Corporate and other                                                             13          53

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                                              $635         820
      International                                                               622         447
                                                                            ----------  ----------
        Total E&P                                                               1,257       1,267
                                                                            ----------  ----------
   Midstream                                                                       55          31
                                                                            ----------  ----------
   R&M
      United States                                                               403         150
      International                                                                61         114
                                                                            ----------  ----------
        Total R&M                                                                 464         264
                                                                            ----------  ----------
   Chemicals                                                                       39         (23)
   Emerging Businesses                                                            (22)        (34)
   Corporate and other                                                           (177)       (284)
                                                                            ----------  ----------
Net Income/(loss)                                                              $1,616       1,221
                                                                            ==========  ==========

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

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA
                                                                            Three Months Ended
                                                                                 March 31
                                                                              2004          2003
INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                                       45.9   %      50.8

                                                                           Millions of Dollars
FOREIGN CURRENY GAINS (LOSSES) AFTER-TAX
      E&P                                                                       $5            10
      Midstream                                                                  -             -
      R&M                                                                        1             1
      Chemicals                                                                  -             -
      Emerging Businesses                                                        -            (1)
      Corporate and other                                                        6             1
                                                                         ----------   -----------
                                                                               $12            11
                                                                         ==========   ===========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                                        $1,603         1,263
   Depreciation, depletion and amortization                                    918           859
   Property impairments                                                         31            28
   Dry hole costs and leasehold impairment                                      87            40
   Accretion on discounted liabilities                                          36            33
   Deferred taxes                                                              360           243
   Undistributed equity earnings                                              (181)           18
   Net gain on asset dispositions                                              (82)          (56)
   Other                                                                        70            56
   Working capital changes                                                    (777)          636
                                                                         ----------   -----------
   Net cash provided by continuing
    operations                                                               2,065         3,120
   Net cash provided by discontinued
    operations                                                                   8             -
                                                                         ----------   -----------
   Net cash provided by operating activities                                $2,073         3,120
                                                                         ==========   ===========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                                           $306           326
      Foreign                                                                  904           686
                                                                         ----------   -----------
                                                                             1,210         1,012
   Midstream                                                                     3             2
   R&M                                                                         215           203
   Chemicals                                                                     -             -
   Emerging Businesses                                                          28            66
   Corporate and other*                                                         25            25
                                                                         ----------   -----------
                                                                            $1,481         1,308
                                                                         ==========   ===========
*Excludes discontinued operations

OTHER
                                            At March 31, 2004          At December 31, 2003
   Total debt                                  $17,109                      17,780
   Common stockholders' equity                 $35,820                      34,366

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


                                     ConocoPhillips
                                    Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS
                                      BY SEGMENT
                                                                                     Three Months Ended
                                                                                            March 31
                                                                                        2004         2003
                                                                                    Thousands of Barrels
                                                                                            Daily
E&P
   Crude oil produced
      United States
          Alaska                                                                         320          337
          Lower 48                                                                        53           60
                                                                                   ----------   ----------
                                                                                         373          397
      Norway                                                                             215          226
      United Kingdom                                                                      67           87
      Canada                                                                              27           33
      China                                                                               32           23
      Indonesia                                                                           15           21
      Vietnam                                                                             31           16
      Timor Sea                                                                            5            3
      Other                                                                               63           74
                                                                                   ----------   ----------
      Total consolidated                                                                 828          880
      Equity affiliates                                                                  113           55
                                                                                   ----------   ----------
        Total Worldwide                                                                  941          935
                                                                                   ==========   ==========

   Syncrude                                                                               23           17
                                                                                   ==========   ==========

   Natural gas liquids produced
      United States
          Alaska*                                                                         26           26
          Lower 48                                                                        24           22
                                                                                   ----------   ----------
                                                                                          50           48
      Norway                                                                               9            8
      Canada                                                                              10           11
      Other                                                                                7            4
                                                                                   ----------   ----------
        Total Worldwide                                                                   76           71
                                                                                   ==========   ==========

*Includes reinjected volumes sold lease-to-
 lease.                                                                                   16           15

                                                                                    Millions of Cubic Feet
                                                                                             Daily
   Natural gas produced*
      United States
          Alaska                                                                         185          189
          Lower 48                                                                     1,233        1,338
                                                                                   ----------   ----------
                                                                                       1,418        1,527
      Norway                                                                             319          305
      United Kingdom                                                                     879        1,002
      Canada                                                                             428          436
      Timor Sea                                                                           40           61
      Indonesia                                                                          248          224
      Vietnam                                                                             17            -
      Other                                                                               66           50
                                                                                   ----------   ----------
      Total consolidated                                                               3,415        3,605
      Equity affiliates                                                                    9           12
                                                                                   ----------   ----------
        Total Worldwide                                                                3,424        3,617
                                                                                   ==========   ==========

   *Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                                           118          130

                                      1-4


                                     ConocoPhillips
                                    Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS
                                                                            Three Months Ended
                                                                                  March 31
                                                                              2004          2003
E&P (continued)
                                                                                 Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                                          $32.93         31.47
            Lower 48                                                         31.86         31.48
               Total U.S.                                                    32.78         31.47
         International                                                       31.48         31.10
         Total consolidated                                                  32.08         31.27
         Equity affiliates                                                   18.68         20.97
         Worldwide                                                           30.35         30.73
      Natural gas-lease (per MCF)
         United States
            Alaska                                                            2.54          1.97
            Lower 48                                                          4.91          5.47
               Total U.S.                                                     4.79          5.34
         International                                                        4.28          3.92
         Total consolidated                                                   4.48          4.49
         Equity affiliates                                                    3.91          4.82
           Total Worldwide                                                    4.48          4.49

Midstream
                                                                           Thousands of Barrels
                                                                                   Daily
   Natural gas liquids extracted
     Consolidated
        United States                                                           54            51
        International                                                           46            47
     Equity affiliates
        United States*                                                         109           114
        International                                                           12            10
                                                                         ----------   -----------
                                                                               221           222
                                                                         ==========   ===========

   *Represents 30.3 percent interest in Duke Energy Field Services LLC
    (DEFS).


                                                                                 Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                                          $25.68         25.59
      DEFS                                                                   24.81         24.53

** Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by DEFS' naural-gas-liquids component and location mix.


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

                                 ConocoPhillips
                              Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS
                                                                               Three Months Ended
                                                                                     March 31
                                                                             2004                   2003
                                                                           Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                                                      2,168                  2,167
    Crude oil runs                                                          2,105                  2,008
    Refinery production                                                     2,255                  2,254

  International*
    Crude oil capacity                                                        447                    442
    Crude oil runs                                                            374                    396
    Refinery production                                                       410                    436

  U.S. Petroleum products outside sales
        Automotive gasoline                                                 1,315                  1,331
        Distillates                                                           570                    600
        Aviation fuels                                                        178                    164
        Other products                                                        517                    509
                                                                        ----------             ----------
                                                                            2,580                  2,604
                                                                        ----------             ----------
  International                                                               501                    428
                                                                        ----------             ----------
                                                                            3,081                  3,032
                                                                        ==========             ==========

                                                                                    Per Gallon
  U.S. Average sales prices**
       Automotive gasoline-wholesale                                        $1.16                   1.10
       Automotive gasoline-retail                                            1.32                   1.37
       Distillates-wholesale                                                 1.02                   1.05

*    Includes ConocoPhillps' share of equity affiliates.

**   Excludes excise taxes.



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